UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2019

Iconix Brand Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10593	11-2481093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, 3rd Floor, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ICON	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 16, 2019, Iconix Brand Group, Inc., a Delaware corporation (the “Company”), entered into a Stipulation of Settlement (the “Stipulation”) with the lead plaintiff in the securities class action lawsuit pending against it in the United States District Court for the Southern District of New York, In re Iconix Brand Group, Inc., et al., Docket No. 1:15-cv-04860 (the “Class Action”). The proposed settlement releases all claims asserted against the Company and the other named defendants party to the Stipulation in the Class Action without any liability or wrongdoing attributed to them.

The proposed settlement provides for a total settlement payment of $6.0 million, inclusive of administrative fees and fees for lead plaintiff’s counsel. The Company expects that substantially all of the settlement will be covered by the Company’s directors and officers liability insurance. The proposed settlement remains subject to court approval and other customary conditions.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements included in this report, including expectations about the settlement of the Class Action and expectations of insurance proceeds are based upon information available to the Company as of the date of this report, which may change, and the Company assumes no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from the Company’s current expectations. Factors that could cause or contribute to such differences include the risks and uncertainties described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, as updated by our reports on Form 10-Q filed with the Securities and Exchange Commission, as well as the possibility that the court may fail to approve the terms of the settlement. The Company assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC.
(Registrant)

	By:	/s/ John T. McClain
Name: John T. McClain
Title: Executive Vice President and Chief Financial Officer

Date: September 18, 2019